STATEMENT OF ADDITIONAL INFORMATION

March 30, 2007

(As supplemented April 26, 2007 and May 15, 2007)

THE FAIRHOLME FUND
(the “Fund”)

the sole Series of
FAIRHOLME FUNDS, INC.
(the “Company”)
1001 Brickell Bay Drive
Suite 3112
Miami, FL 33131
TELEPHONE: 1-866-202-2263
Website: www.fairholmefunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Fund’s Prospectus dated March 30, 2007 (the “Prospectus”). Audited financial statements for the fiscal year ended November 30, 2006 are included in the Fund’s Annual Report to shareholders. The Annual Report is incorporated into this SAI by reference. You may obtain a copy of the Prospectus and shareholder reports, free of charge, by writing to Fairholme Funds, Inc. c/o U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), P.O. Box 701, Milwaukee, WI 53201-0701, by calling Fund Shareholder Servicing (“Shareholder Services”) toll free at 1-866-202-2263, or by downloading from the Fund’s website: www.fairholmefunds.com.

THE FUND'S INVESTMENT POLICIES AND SECURITIES OPTIONS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	8
INVESTMENT RESTRICTIONS	9
INVESTMENT ADVISER	10
THE INVESTMENT ADVISORY AGREEMENT	11
THE OPERATING SERVICES AGREEMENT	12
DIRECTORS AND OFFICERS	13
Audit Committee	14
Nominating Committee	14
Compensation	14
Director Ownership of Fund Shares	15
CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES	15
PURCHASING AND REDEEMING SHARES	16
TAX INFORMATION	17
PORTFOLIO TRANSACTIONS	19
PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS	20
CUSTODIAN	21
TRANSFER AGENT	21
ADMINISTRATOR	21
DISTRIBUTOR	21
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22
GENERAL INFORMATION	22
DISTRIBUTION PLAN	23
PROXY VOTING POLICIES AND PROCEDURES	24
FINANCIAL STATEMENTS	24
EXHIBIT A	25

THE FUND'S INVESTMENT POLICIES AND SECURITIES OPTIONS

The Fund’s investment objective and the manner in which the Fund pursues its investment objective are generally discussed in the Prospectus. This section provides additional information concerning the Fund's investment policies as well as strategies the Fund may use that are not part of the Fund's primary investment strategies. This section also describes additional risks associated with investing in the Fund.

The Fund is a non-diversified, open-end investment company, which means that the Fund can concentrate its investments in a smaller number of companies than a more diversified fund. Under normal circumstances, the Fund will invest the assets primarily in equity securities without regard to market capitalization or other categorizations and will generally hold a focused portfolio consisting of not more than 25 equity securities. The Fund may also invest in a variety of other securities. These other types of securities in which the Fund may invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of risks unique to the particular type of security.

SPECIAL SITUATIONS. From time to time, the Fund intends to invest in special situations, which may involve purchases of securities, including but not limited to, equity securities, non-investment grade debt securities and securities of companies that are in default. A special situation arises when, in the opinion of Fairholme Capital Management, LLC, the Fund’s investment adviser (the “Adviser”), the securities of a company will, within a reasonably estimated time, appreciate in value due to company specific developments that are independent of general business or market conditions. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve greater risk than is found in the normal course of investing.

FOREIGN SECURITIES. The Fund may invest in securities of non-U.S. companies, including but not limited to, depository receipts and similar equity securities issued by non-U.S. companies, short-term debt obligations of foreign governments and other high quality foreign money-market instruments. Securities issued by non-U.S. companies are referred to as foreign securities. Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company, because foreign companies may not be subject to regulatory requirements similar to those imposed on U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the Fund.

PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer's assets. Dividends on preferred shares are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

CONVERTIBLE SECURITIES. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as such stocks are anticipated to provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

DEBT SECURITIES. The Fund may invest in corporate and U.S. Government debt securities. U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities, are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government. In the case of securities backed by the full faith and credit of the U. S. Government, shareholders are primarily exposed to interest rate risk.

Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. The Fund also may invest in debt securities that are non-investment grade or are in default in accordance with the Special Situations paragraph above.

CREDIT RISK OF DEBT SECURITIES. A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of corporate debt, the Fund will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poor’s or a similar rating by another nationally recognized statistical rating organization (“NRSRO”). However, this section will not apply to investments made pursuant to the Fund's policy on Special Situations under which the Fund may invest in corporate debt obligations without regard to credit rating, current yield or public registration.

INTEREST RATE RISK OF DEBT SECURITIES. All debt securities face the risk that their principal value will decline because of a change in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline. Also, securities with longer maturities will experience a more pronounced change in value when interest rates change.

MUTUAL FUNDS. Subject to restrictions set forth in the Investment Company Act of 1940 (the “1940 Act”), the Fund may invest in securities issued by other registered investment companies. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund’s shareholders.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. Subject to restrictions set forth in the 1940 Act, the Fund will not invest more than 20% of its assets in REITs.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks and other financial institutions; provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government debt securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. A Repo exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

CASH RESERVES. The Fund’s portfolio will normally be invested primarily in equity securities. However, the Fund is not required to be fully invested in common stocks and may maintain a significant portion of its total assets in cash and cash reserves, including, but not limited to, U.S. Government securities, money-market funds, Repos and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments. The Fund and its Adviser believe that a certain amount of liquidity in the Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions when the Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a large percentage of the Fund’s total assets. When the Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective and the Fund’s performance may be negatively affected as a result.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines to be illiquid. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above. The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933. However, the Fund will generally not purchase private securities in privately held companies, absent a reasonable expectation that the securities purchased will be exchanged, converted, registered or otherwise made saleable on a public market within two years. Restricted and illiquid securities are valued by the Adviser in accordance with procedures approved by the Company's Board of Directors (“Board” or “Directors”) in a manner intended to reflect the fair market value of such securities.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

MASTER-FEEDER OPTION. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing substantially all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Directors, the Fund's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

PORTFOLIO TURNOVER. For the Fund’s fiscal years ended November 30, 2006, 2005 and 2004, the Fund’s annual portfolio turnover rates were 20.27%, 37.36% and 23.33%, respectively. While the Fund’s strategies typically do not generate high portfolio turnover, the turnover rate is expected to vary materially from year to year, and may exceed the rates disclosed above.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities (excluding short term securities and U.S. Government debt securities) owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties. Portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the Securities and Exchange Commission (“SEC”) within 60 days after quarter end. The Fund may also make disclosures pursuant to a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund) as long as the recipient has been notified or has executed an agreement to the effect that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Fund reserves the right to request certifications from senior officers of a recipient that the recipient is using the information only in a manner consistent with Fund’s portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement. Consistent with the aforementioned, each of the following third parties has been approved to receive information concerning the Fund’s portfolio holdings: (i) the Fund’s independent registered public accounting firm, (ii) the Fund’s custodian, (iii) the Fund’s transfer agent, (iv) the Fund’s administrator and (v) the Fund’s accountant. In addition, the Fund’s executive officers and chief compliance officer (or his/her designee) (“Authorized Persons”) may also authorize disclosure of the Fund’s portfolio holdings to other persons after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure and any conflicts of interest between the Fund and its shareholders and the interests of the Adviser and any of its affiliates, and will report such authorizations to the Board. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. The Directors will at least annually review information regarding the nature of any such disclosures and recipients. If the Directors determine that any such disclosure was inappropriate, the Directors will take such actions as they deem necessary and appropriate to protect the interests of shareholders.

The Fund believes that the foregoing policies and procedures reduce the likelihood of conflicts between the interests of shareholders and affiliates of the Fund. Both the Adviser and the Fund have Codes of Ethics that govern conflicts of interest and that are designed to minimize the possibility that employees of the Fund or the Adviser will act in a manner inconsistent with their duties to the Fund and its shareholders. No employee of the Fund or the Adviser or its affiliates receives any compensation whatsoever in connection with proper disclosure of the Fund’s portfolio holdings.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in the values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security. The Fund will not:

1) Invest in more than 25 issuers with respect to 75% of its assets.
2) Acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.
3) Under normal circumstances invest less than 25% of its assets in a single market sector. The market sectors in which the Fund invests will change from time to time, but the Fund will not at any time invest more than 25% of its assets in a single industry within that market sector.
4) Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing.
5) Underwrite the distribution of securities of other issuers.
6) Invest in companies for the purpose of management or the exercise of control.
7) Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lending its portfolio securities).
8) Issue senior securities.
9) Invest in commodities, futures contracts or options contracts.
10) Invest in oil, gas, or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration.
11) Purchase or sell real estate, real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate.

The Fund has also adopted the following non-fundamental restrictions that may be changed by the Board without shareholder approval. The Fund may not:

1) Make margin purchases.
2) Invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable.
3) Acquire securities of other investment companies except as permitted by the 1940 Act.
4) Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets (valued at the time of borrowing).

INVESTMENT ADVISER

Information on the Fund's Adviser, Fairholme Capital Management, LLC, is set forth in the Prospectus. This section contains additional information concerning the Adviser.

The Adviser directly manages the investment portfolio of the Fund pursuant to an investment advisory agreement with the Fund and manages all other aspects and pays for all other non-extraordinary expenses (except commissions on portfolio transactions) related to the management and business affairs of the Fund under an operating services agreement with the Fund. Bruce R. Berkowitz is Managing Member and Chief Investment Officer of the Adviser, serves as the President and a Director of the Company, and acts as the lead member of the Fund’s portfolio management team. Keith D. Trauner is an Analyst of the Adviser, a member of the Fund’s portfolio management team, the Secretary/Treasurer and a Director of the Company, and Chief Executive Officer of FCM Services, Inc, a subsidiary of the Adviser. Larry S. Pitkowsky, is an Analyst and Portfolio Manager of the Adviser and is a member of the Fund’s portfolio management team, and President of FCM Services, Inc.

The Company does not directly compensate any of the Fund’s Portfolio Managers. Mr. Berkowitz’s compensation from the Adviser, of which he is the Managing Member, is in the form of a share of the Adviser’s total profits. Mr. Pitkowsky and Mr. Trauner each receives from the Adviser or an affiliate a fixed salary, a quarterly bonus based on the Adviser’s profitability and an annual bonus based on specific performance factors.

The Adviser also receives management fees based on managed assets and may receive incentive compensation based on profits, if any, of privately offered pooled investment vehicles. A portion of any such incentive compensation may be reallocated to members or partners that are affiliated with the Adviser, including Portfolio Managers of the Adviser.

The Adviser also receives management fees based on the managed assets of 501separate accounts, which include individuals, corporations and other entities.

None of the Portfolio Managers or Analysts are compensated based directly on the performance of the Fund or the value of the Fund’s assets.

	Registered Investment Company (The Fairholme Fund) Total Assets through December 31, 2006		Privately Offered Pooled Investment Vehicles Total Assets through December 31, 2006		Separate Accounts Total Assets through December 31, 2006
Name	Number of	Total	Number of	Total	Number of	Total
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Bruce R. Berkowitz	1	$3.8 billion	5	$546 million	495	$1.1 billion
Keith D. Trauner	1	$3.8 billion	5	$546 million	495	$1.1 billion
Larry S. Pitkowsky	1	$3.8 billion	5	$546 million	495	$1.1 billion

The Adviser seeks to treat all clients (including the Fund, pooled investment vehicles and separate accounts) fairly and equitably and has devised policies and procedures designed to ensure that no client is disadvantaged over another where both clients have the ability to invest in similar securities. Special attention is paid to situations where the activities of the Fund may conflict with the activities of other advisory clients so that the Fund is not disadvantaged.

Although all clients of the Adviser have funds managed with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals. Furthermore, different clients of the Adviser have different restrictions on their permitted activities, whether by statute, contract or instruction of the client. As a consequence of employing differing strategies and taking into account total asset size and investment restrictions, the Fund, privately offered pooled vehicles, and separate accounts may own different securities and performance may materially differ.

Specifically, the pooled investment vehicles are typically permitted to invest without regard to liquidity, have “lock-up” or other provisions restricting liquidity on behalf of investors and may pursue strategies not available to the Fund or other clients including, but not limited to, the use of derivatives, short-selling, the purchase of unregistered securities in private companies or other investments prohibited to other advisory clients by the 1940 Act, statute, law, charter or contract.

The Fund may use specific strategies not employed by separate account clients or pooled vehicles of the Adviser due to its ability to pursue investments in, among other types of investments, distressed debt, special situations and illiquid securities.

Furthermore, separate accounts or pooled investment vehicles may be more concentrated in specific securities (and therefore generate higher or lower returns) than the account of the Fund, where concentrations are limited by the 1940 Act or other statutes.

As of December 31, 2006, Mr. Berkowitz and his immediate family members owned shares of the Fund worth in excess of $1,000,000; Mr. Pitkowsky and his immediate family members owned shares of the Fund worth between $500,000 and $1,000,000; and Mr. Trauner and his immediate family members owned shares of the Fund in excess of $1,000,000.

THE INVESTMENT ADVISORY AGREEMENT

The Company has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Adviser directly manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold and held; and makes changes on behalf of the Company in the investments of the Fund. At all times, the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Company’s Board of Directors (the “Board” or the “Directors”). The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund. The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Advisory Agreement has an annual term. However, the Advisory Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the directors of the Fund who are not interested persons of the Fund or the Adviser, and by a majority of the directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its investment advisory services to the Fund, the Company pays to the Adviser, on the last day of each month a fee at an annual rate equal to 0.50% of the daily average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fund’s fiscal years ended November 30, 2006, 2005 and 2004, the Fund paid $12,574,173, $3,726,736 and $724,484, respectively, in investment advisory fees to the Adviser.

THE OPERATING SERVICES AGREEMENT

The Company has also entered into an Operating Services Agreement with the Adviser (the “Services Agreement”). Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, all other services not covered in the Advisory Agreement and all other services and fees necessary to manage the business and day-to-day operational needs of the Fund including, but not limited to: accounting and sub-accounting; audit; compliance; call center and fulfillment services; custodial services; dividend disbursing, registrar and transfer agency services; legal; underwriting and distribution of fund shares; record keeping and shareholder reporting; and all non-management expenses associated with investment research. Under the Services Agreement, the Fund retains responsibility for portfolio commission expenses and other extraordinary expenses, if any, including, but not limited to, litigation costs.

The Services Agreement has an annual term. However, the Services Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Directors of the Fund who are not interested persons of the Fund or the Adviser, and by a majority of the Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Services Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.

For its administrative and other services to the Fund, the Company pays to the Adviser, on the last day of each month, fee at an annual rate equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fund's fiscal years ended November 30, 2006, 2005 and 2004, the Fund paid $12,574,173, $3,726,736 and $724,484, respectively, in administrative fees to the Adviser.

DIRECTORS AND OFFICERS

The Company is a Maryland corporation and is registered under the 1940 Act, as an open-end management investment company. The Fund is the sole series of the Company. The Board has overall responsibility for the conduct of the Company’s affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the Company’s Bylaws and overall supervision and review by the Board. The business and affairs of the Fund are managed under the direction of the Board. The Directors of the Company, including those Directors who are also officers, are listed below.

Name, Age & Address	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Director	Other Directorships Held by Director
Bruce R. Berkowitz* Age 48 1001 Brickell Bay Drive Suite 3112 Miami, FL 33131	Director, President	Mr. Berkowitz has served as a Director of the Fund since the Fund’s inception on December 29, 1999.	Managing Member, Fairholme Capital Management, LLC, a registered investment adviser, since October 1997.	1	Trustee, First Union Real Estate; Director, TAL International Group, Inc.; Director, White Mountains Insurance Group, Ltd.
Keith D. Trauner* Age 49 51 JFK Parkway Short Hills, NJ 07078	Director Treasurer/ Secretary	Mr. Trauner was appointed by the Board to replace an outgoing Director in January 2002.	Portfolio Manager, and Analyst, Fairholme Capital Management LLC, a registered investment adviser, employed since February 1999. Chief Executive Officer FCM Services, Inc., since December 2006.	1	None
Joel L. Uchenick Age 58 1001 Brickell Bay Drive Suite 3112 Miami, FL 33131	Independent Director	Mr. Uchenick has served as a Director of the Fund since the Fund’s inception on December 29, 1999.	General Partner, Sherbrooke Capital, a private equity firm, since November 1998.	1	Director and Chief Financial Officer, Cooke PH, Inc.
Avivith Oppenheim, Esq. Age 56 1001 Brickell Bay Drive Suite 3112 Miami, FL 33131	Independent Director	Ms. Oppenheim has served as a Director of the Fund since the Fund’s inception on December 29, 1999.	Attorney-at-Law.	1	None

Leigh Walters, Esq. Age 60 1001 Brickell Bay Drive Suite 3112 Miami, FL 33131	Independent Director	Mr. Walters has served as a Director of the Fund since the Fund’s inception on December 29, 1999.	Vice-President and Director, Valcor Engineering Corporation. Attorney-at-Law .	1	Director, Valcor Engineering Corporation
Howard Frank Age 66 1001 Brickell Bay Drive Suite 3112 Miami, FL 33131	Independent Director	Mr. Frank was appointed by the Board on May 7, 2007	Vice Chairman and Chief Operating Officer, Carnival Corporation & plc.	1	Chairman, Steamship Mutual Trust; Vice Chairman, New World Symphony

*     Mr. Berkowitz and Mr. Trauner are each an interested person as defined in the 1940 Act of the Company by virtue of their employment with the Adviser.
**   Each Director serves for an indefinite term.

The Board of Directors has two standing committees - The Audit Committee and the Nominating Committee.

Audit Committee

The Board has formed an Audit Committee to oversee the financial reporting of the Fund, nominate independent auditors to conduct audits of the Fund's financial statements and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The members of the Audit Committee are: Joel Uchenick (Chairman), Avivith Oppenheim and Leigh Walters. The Audit Committee met twice during the fiscal year ended November 30, 2006.

Nominating Committee

The Board has formed a Nominating Committee. The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board.  The members of the Nominating Committee are: Avivith Oppenheim (Chairperson), Joel Uchenick and Leigh Walters. The Nominating Committee held no meetings during the 2006 fiscal year. The Nominating Committee does not consider nominees recommended by shareholders as candidates for Board membership.

Compensation

During the fiscal year ended 2006, each Director who is not an "interested person" of the Fund (i.e., an “Independent Director”) received an annual retainer of $15,000 with an additional $7,500 paid to the Chairman of the Audit Committee. Effective January 2007, the Board upon the recommendation of management, taking into account the Fund’s growth and increased regulatory oversight requirements promulgated in recent years, voted to increase the annual retainer paid to Independent Directors to $30,000. All Directors are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings. Pursuant to its obligations to the Company under the Services Agreement, the Adviser is responsible for paying compensation, if any, to each of the Company's Independent Directors. The table below sets forth the compensation paid to Directors for the Fund’s fiscal year ended November 30, 2006:

NAME OF DIRECTOR	AGGREGATE COMPENSATION FROM THE FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO DIRECTOR

Bruce R. Berkowitz	$-0-	$-0-	$-0-	$-0-
Keith D. Trauner	$-0-	$-0-	$-0-	$-0-
Joel Uchenick	$22,500	$-0-	$-0-	$22,500
Avivith Oppenheim	$15,000	$-0-	$-0-	$15,000
Leigh Walters	$15,000	$-0-	$-0-	$15,000
Howard Frank*	$-0-	$-0-	$-0-	$-0-

*Mr. Frank was appointed to the Board on May 7, 2007, and thus did not receive any compensation for the Fund's fiscal year ended November 30, 2006.

Director Ownership of Fund Shares

As of February 28, 2007, the Directors owned the following aggregate amounts of Fund shares:

NAME OF DIRECTORS	DOLLAR RANGE OF FUND SHARES HELD IN THE FUND	AGGREGATE DOLLAR RANGE IN ALL FUNDS OVERSEEN BY DIRECTOR IN COMPANY

Bruce R. Berkowitz	Over $100,000	Over $100,000
Keith D. Trauner	Over $100,000	Over $100,000
Joel Uchenick	Over $100,000	Over $100,000
Avivith Oppenheim	Over $100,000	Over $100,000
Leigh Walters	Over $100,000	Over $100,000
Howard Frank	none	none

As of February 28, 2007 the Directors, as a group, owned 624,156 shares or less than 1% of the Fund's outstanding shares.

CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES

As of March 1, 2007, the following persons owned 5% or more of the Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF SHARES OWNED	% OWNERSHIP OF TOTAL FUND SHARES	TYPE OF OWNERSHIP
National Financial Services Corp.	35,551,379	23.64%	Record
Charles Schwab	33,662,578	22.41%	Record

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Fund's shares will be made at net asset value (“NAV”). The Fund's per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business and is based on closing prices of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m. Eastern Standard Time. In the event that the NYSE closes early, NAV will be determined based on prices prevailing as of the close of trading on the NYSE. For purposes of computing the NAV of a share of the Fund, securities traded on securities exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available or deemed unreliable as well as restricted securities (and any other assets) are valued at a fair market value as determined in good faith by the Adviser pursuant to the Fund’s fair value pricing procedures, subject to the review and supervision of the Board.

The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security. In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open and some markets may remain open after the Fund values its securities at 4:00 p.m. Eastern Standard Time.

When the Fund holds securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves may affect the value of foreign securities held by the Fund. Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities or other assets held by the Fund.

The Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

An example of how the Fund calculated its total offering price per share as of November 30, 2006 is as follows:

Net Assets	=	Net asset value per share
Shares Outstanding
$3,701,457,404	=	$29.40
125,905,211

TAX INFORMATION

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Fund qualifies to be taxed as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations and is based on current law. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders. Investors should consult their own tax advisers with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

Qualification as a Regulated Investment Company. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, the Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, or net income derived from interests in certain publicly traded partnerships.

If for any tax year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a RIC in any given tax year.

If the Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Excise Tax. The Fund will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. The Fund intends to make sufficient distributions to avoid liability for the excise tax. The Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the non-corporate Shareholder. Distributions of the Fund's investment company taxable income are taxable to you as ordinary income. A portion of the Fund’s distributions may be treated as “qualified dividend income,” which may be taxable through 2010 to individuals, trusts and estates at lower federal tax rates. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of the Fund’s net short-term capital gains are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gains are taxable to you as long-term capital gains. Long-term is defined as securities held for more than one year at the time of the sale or exchange. Short-term is defined as securities held for one year or less at the time of sale or exchange.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. A return of capital distributions reduces your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund’s income is derived from qualifying dividends from domestic corporations. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction.

If a shareholder fails to furnish his social security or other taxpayer identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of the Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares. All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for one year or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.

Foreign Taxes. Income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of considerations. Among these are the Adviser's evaluation of the broker-dealer's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's spread, the size and difficulty of the order, the nature of the market for the security, and operational capabilities of the broker-dealer. The Adviser will not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions.

The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. For the fiscal years ended November 30, 2006, November 30, 2005 and November 30, 2004, the Fund paid brokerage commissions of $568,118, $467,178 and $178,190, respectively. The increase in brokerage commissions from November 30, 2004 to November 30, 2006 is mainly due to a sizeable increase in net capital subscriptions to the Fund.

The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other advisory client, including any partnership or private account where principals and employees of the Adviser have an interest, for the purposes of obtaining a more favorable transaction price or achieving fair and equitable allocations. If an aggregated trade is not completely filled, then the Adviser allocates the trade among the Fund and other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Adviser, will result in fairness to all participants. Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Adviser to be fair and reasonable to the Fund and any other accounts involved. For example, allocation of investments among other advisory clients and the Fund may not be similar due to, among other reasons, differences in investment objectives, investment strategies and policies, investment restrictions, cash positions, timing and/or asset size. Since the Fund’s objective will differ at times from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.

PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviser have adopted Codes of Ethics (“Codes”) restricting personal securities trading by certain persons who are affiliated with the Fund and/or the Adviser. These Codes are on public file and are available from the SEC. While the Codes permit personal transactions by these persons in securities held or to be acquired by the Fund, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

CUSTODIAN

U.S. Bank, N.A. (“Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, is custodian for the securities and cash of the Fund. Under the Custody Agreement, the Custodian holds the Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement among the Company, the Adviser (with respect to the compensation section only), and USBFS. Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. USBFS will receive a fund accounting fee which will be billed to the Adviser on a monthly basis.

Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. USBFS will receive a transfer agent fee which will be billed to the Adviser on a monthly basis.

ADMINISTRATOR

USBFS serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement among the Fund, the Adviser (with respect to the compensation section only), and USBFS. USBFS, which is affiliated with the Fund’s distributor, provides the following services under the Fund Administration Servicing Agreement. USBFS (i) facilitates general Fund management; (ii) monitors Fund compliance with federal and state regulations; (iii) supervises the maintenance of the Fund’s general ledger and prepares the Fund’s monthly financial statements; and (iv) prepares other specified financial and tax reports and information.

Effective February 20, 2007, under the Fund Administration Servicing Agreement, USBFS receives an administration fee from the Fund at an annual rate of .01% on the first $3.5 billion and 0.0075% on the balance above $3.5 billion. Fees are billed to the Adviser on a monthly basis.

DISTRIBUTOR

On January 22, 2007, Quasar Distributors, LLC (the “Distributor”), an affiliate of USBFS, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, was approved to serve as distributor for the Fund effective February 20, 2007. The Distribution Agreement is effective for an initial term of two years and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, or vote of a majority of outstanding shares of the Fund. The offering of the Fund’s shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares. The Distributor is a Delaware limited liability company that is wholly owned by U.S. Bancorp.

OTHER SERVICES

The Company has entered into a service agreement with FCM Services, Inc., a wholly owned subsidiary of the Adviser, pursuant to which FCM Services, Inc. provides call center and compliance services to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm.

GENERAL INFORMATION

The Company was incorporated in Maryland on September 30, 1999 and is an open-end management investment company registered under the 1940 Act. The Fund is non-diversified and the sole series of the Company. The Board manages the affairs of the Company. The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board's general supervision.

The Company’s Articles of Incorporation permit the Board to issue 200,000,000 shares of common stock. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Company.

Shareholders are entitled to: one vote per full share; to such distributions as may be declared by the Company’s Board out of funds legally available; and upon liquidation, to participate ratably in the assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the law of Maryland under which the Company is incorporated and the Company’s Bylaws, the Company is not required to hold an annual meeting of shareholders unless required under the 1940 Act. Accordingly, the Company will not hold annual shareholder meetings unless required under the 1940 Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding shares.

DISTRIBUTION PLAN

As noted in the Fund's Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) whereby the Fund may pay a fee of 0.25% per annum of the Fund's average daily net assets to the Adviser for providing personal service and/or maintaining accounts relating to the distribution of the Fund's shares. If implemented, the fees will be paid on a monthly basis, based on the Fund's average daily net assets. To date, the Fund has not collected any fees related to Rule 12b-1 under the 1940 Act.

If paid, the Rule 12b-1 fees would be used to pay for expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the Distributor. Any expense of distribution in excess of 0.25% per annum would be borne by the Adviser without any additional payments by the Fund. You should be aware that it is possible that 12b-1 Plan accruals could exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The 12b-1 Plan also provides that, to the extent that the Fund, the Adviser, or other parties on behalf of the Fund or the Adviser make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the 12b-1 Plan. In no event shall the payments made under the 12b-1 Plan, plus any other payments deemed to be made pursuant to the 12b-1 Plan, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc.

The Board has determined that a consistent cash flow resulting from the sale of new shares is desirable and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it may benefit the Fund to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board, including the Independent Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders.

The Directors, including all of the Independent Directors, approved the 12b-1 Plan on behalf of the Fund. The 12b-1 Plan must be renewed annually by the Board, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan. The votes must be cast in person, as defined, at a meeting called for that purpose. It is also required that, during the period in which the 12b-1 Plan is in effect, the selection and nomination of an Independent Director is restricted to the other Independent Directors. The 12b-1 Plan and any related agreements may be terminated at any time, without any penalty:

1) By vote of a majority of the Independent Directors on not more than 60 days written notice;
2) By vote of a majority of the Fund’s outstanding shares, on 60 days written notice; or
3) Automatically by any act that terminates the Advisory Agreement with the Adviser.

The Adviser or any dealer or other firm may also terminate their respective agreements relating to the 12b-1 Plan at any time upon written notice.

The 12b-1 Plan and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the 12b-1 Plan or any related agreements shall be approved by a vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board, at least quarterly, on the amounts and purposes of any payment made under the 12b-1 Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the 12b-1 Plan should be continued.

Although the Board has adopted the 12b-1 Plan, there are no current intentions to implement the 12b-1 Plan. Implementation of the 12b-1 Plan will occur only when, in the opinion of the Board, circumstances warrant. If the Board decides otherwise, you will be informed at least 30 days prior to its implementation.

PROXY VOTING POLICIES AND PROCEDURES

The Board has approved proxy voting policies and procedures for the Company. A copy of the Company’s proxy voting policies and procedures are attached to this SAI as Exhibit A. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Fund. Records of the Fund’s proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling Shareholder Services toll free at 1-866-202-2263 or by writing to the Company at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701,and (ii) on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for its fiscal year ended November 30, 2006 and the report of Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, are incorporated herein by reference to the Fund’s annual report. The annual report was filed on Form N-CSR with the SEC on February 2, 2007. Each report is available without charge upon request by calling Shareholder Services toll free at 1-866-202-2263, or by visiting the Fund’s website at www.fairholmefunds.com.

PROXY VOTING POLICY of FAIRHOLME FUNDS, INC.

EXHIBIT A

PREFACE

Fairholme Funds, Inc. (the “Company”) is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is a series company, meaning that it can offer an indefinite number of series of Company shares (each such series a “Fund” and together the “Funds”). The Company currently offers shares of a single Fund, but may offer shares of additional Funds in the future. Although this policy will address itself to a single Fund, this policy applies equally with respect to the Company’s currently existing Fund and any future Funds that may be offered by the Company.

The Company’s affairs are generally managed by its Board of Directors (the “Board” or the “Directors”). Among its obligations to the Fund’s shareholders, the Board is responsible for voting all proxies related to securities held in each Fund’s investment portfolio. The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Fund’s shareholders. The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, The Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders’ best interests.

KEY PROXY VOTING ISSUES

1.    General Policies

All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the Fund’s stated investment objectives. The Board or its designated agent(s) will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Fund’s shareholder value or conflict with the Fund’s policies regarding management and corporate governance. In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Fund’s shareholders.

2.    Boards of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. The Company believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders. The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:

•
In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s) - The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.

•
Whether the slate of director nominees promotes a majority of independent directors on the full board - The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

•	A director nominee’s attendance at less than 75% of required meetings - frequent non-attendance at board meetings will be grounds for voting against re-election.

•
Existence of any prior SEC violations and/or other criminal offenses - The Board will not vote in favor of a director nominee who, to Board or its designated agent(s) actual knowledge, is the subject of SEC or other criminal enforcement actions.

The Board believes that it is in the shareholders’ best interests to have knowledgeable and experienced directors serving on a company’s board. To this end, The Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a “windfall” to the directors. The Board or its designated agent(s) will carefully consider proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, The Board or its designated agent(s) will vote against any proposal that clearly benefits directors at the expense of shareholders (excepting reasonable compensation to directors), and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3.    Corporate Governance

Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:

i.    Corporate Defenses. Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii.    Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii.    Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

iv.    Executive Compensation. The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and will generally vote in favor of shareholder proposals that seek additional disclosures on executive compensation.

v.    Independent Registered Public Accounting Firm. The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees. In reliance on the audit committee’s recommendation, The Board or its designated agent(s) generally will vote to ratify the employment or retention of a company’s independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.

4.    Shareholder Rights

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5.    Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:

•	Whether the proposal creates a stated position that could negatively affect the company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;
•	The percentage of assets of the company that will be devoted to implementing the proposal;
•	Whether the issue is more properly dealt with through other means, such as through governmental action;
•	Whether the company has already dealt with the issue in some other appropriate way; and
•	What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company. The Board believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders. The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. The Board or its designated agent(s) will generally vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

PROXY VOTING PROCEDURES
of
FAIRHOLME FUNDS, INC.

1.    The Proxy Voting Officer

The Board hereby designates the President and Treasurer of the Company as the persons responsible for voting all proxies relating to securities held in the Fund’s accounts (the “Proxy Voting Officers”). Either person may act on behalf of the Board, and there shall be no requirement that both Proxy Voting Officers vote together. The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund’s shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Board stating the facts and reasons for the Proxy Voting Officer’s belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present such summary to the Board along with other reports required in Section 3 below.

2.    Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Board all proxy solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of the Fund’s shareholders on one hand, and those of a Director, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliated Entity”). Conflict of interest transactions include, but are not limited to, situations where:

•
an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

•	an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;
•	an Affiliated Entity has a personal or business relationship with a candidate for directorship; or
•	an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would to enable the Board to make an informed decision on the matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

3.    Report to the Board of Directors

The Proxy Voting Officer shall compile and present to the Board an annual report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner. The report shall also include a summary of all transactions which, in the Proxy Voting Officer’s reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

4.    Responding to Fund Shareholders’ Request for Proxy Voting Disclosure

Consistent with this Policy, the Company shall, not later than August 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve-month period ending June 30th of such year on SEC Form N-PX. In addition, the Proxy Voting Officer shall make the Fund’s proxy voting record available to any Fund shareholder who may wish to review such record through the Company’s website. The Company’s website shall notify shareholders of the Fund that the Fund’s proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Company’s toll-free number as listed in its current Prospectus. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5.    Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

•	copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;
•	a reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer;
•	the analysis undertaken to ensure that the vote cast is consistent with this Policy;
•	copies, if any, of any waiver request submitted to the Board along with the Board’s final determination relating thereto;
•	copies, if any, of all documents submitted to the Board relating to conflict of interest situations along with the Board’s final determinations relating thereto;
•	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;
•	copies of all votes cast;
•	copies of all quarterly summaries presented to the Board; and
•	copies of all shareholder requests for the Fund’s proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Company pursuant to applicable rules and regulations promulgated under the 1940 Act.